Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2014
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies

2. Summary of Significant Accounting Policies

a.Principles of Consolidation

The accompanying financial statements reflect our financial position, results of operations, comprehensive income (loss), equity and cash flows on a consolidated basis. All intercompany transactions and account balances have been eliminated.

b.Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires us to make estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities at the date of the financial statements and for the period then ended. On an ongoing basis, we evaluate the estimates used. We base our estimates on historical experience, actuarial estimates, current conditions and various other assumptions that we believe to be reasonable under the circumstances. These estimates form the basis for making judgments about the carrying values of assets and liabilities and are not readily apparent from other sources. Actual results may differ from these estimates.

c.Cash, Cash Equivalents and Restricted Cash

Cash and cash equivalents include cash on hand and cash invested in highly liquid short-term securities, which have remaining maturities at the date of purchase of less than 90 days. Cash and cash equivalents are carried at cost, which approximates fair value.

We have restricted cash associated with a collateral trust agreement with our insurance carrier related to our workers’ compensation self-insurance program. The restricted cash subject to this agreement was $33,860 as of both December 31, 2013 and 2014, and is included in current assets on our Consolidated Balance Sheets. Restricted cash consists primarily of United States Treasuries.

d.Foreign Currency

Local currencies are the functional currencies for our operations outside the United States, with the exception of certain foreign holding companies and our financing centers in Switzerland, whose functional currency is the United States dollar. In those instances where the local currency is the functional currency, assets and liabilities are translated at period-end exchange rates, and revenues and expenses are translated at average exchange rates for the applicable period. Resulting translation adjustments are reflected in the accumulated other comprehensive items, net component of Iron Mountain Incorporated Stockholders’ Equity and Noncontrolling Interests in the accompanying Consolidated Balance Sheets. The gain or loss on foreign currency transactions, calculated as the difference between the historical exchange rate and the exchange rate at the applicable measurement date, including those related to (1) our previously outstanding 71/4% GBP Senior Subordinated Notes due 2014 (the “71/4% Notes”), (2) our 63/4% Euro Senior Subordinated Notes due 2018 (the “63/4% Notes”), (3) the borrowings in certain foreign currencies under our revolving credit facility and (4) certain foreign currency denominated intercompany obligations of our foreign subsidiaries to us and between our foreign subsidiaries, which are not considered permanently invested, are included in other expense (income), net, in the accompanying Consolidated Statements of Operations. The total loss on foreign currency transactions amounted to $10,223, $36,201 and $58,316 for the years ended December 31, 2012, 2013 and 2014, respectively.

e.Derivative Instruments and Hedging Activities

Every derivative instrument is required to be recorded in the balance sheet as either an asset or a liability measured at its fair value. Periodically, we acquire derivative instruments that are intended to hedge either cash flows or values that are subject to foreign exchange or other market price risk and not for trading purposes. We have formally documented our hedging relationships, including identification of the hedging instruments and the hedged items, as well as our risk management objectives and strategies for undertaking each hedge transaction. Given the recurring nature of our revenues and the long-term nature of our asset base, we have the ability and the preference to use long-term, fixed interest rate debt to finance our business, thereby preserving our long-term returns on invested capital. We target approximately 75% of our debt portfolio to be fixed with respect to interest rates. Occasionally, we may use interest rate swaps as a tool to maintain our targeted level of fixed rate debt. In addition, we may use borrowings in foreign currencies, either obtained in the United States or by our foreign subsidiaries, to hedge foreign currency risk associated with our international investments. Sometimes we enter into currency swaps to temporarily hedge an overseas investment, such as a major acquisition, while we arrange permanent financing or to hedge our exposure due to foreign currency exchange movements related to our intercompany accounts with and between our foreign subsidiaries. As of December 31, 2013 and 2014, none of our derivative instruments contained credit-risk related contingent features.

f.Property, Plant and Equipment

Property, plant and equipment are stated at cost and depreciated using the straight-line method with the following useful lives (in years):

Range
Buildings and building improvements	5 to 40
Leasehold improvements	5 to 10 or life of the lease (whichever is shorter)
Racking	1 to 20 or life of the lease (whichever is shorter)
Warehouse equipment/vehicles	1 to 10
Furniture and fixtures	3 to 10
Computer hardware and software	2 to 5

Property, plant and equipment (including capital leases in the respective category), at cost, consist of the following:

	December 31,
	2013	2014
Land	$ 203,423	$ 205,463
Buildings and building improvements	1,283,458	1,409,330
Leasehold improvements	499,906	467,176
Racking	1,536,212	1,559,383
Warehouse equipment/vehicles	365,171	341,393
Furniture and fixtures	53,590	53,189
Computer hardware and software	511,927	501,882
Construction in progress	177,380	130,889
	$ 4,631,067	$ 4,668,705

Minor maintenance costs are expensed as incurred. Major improvements which extend the life, increase the capacity or improve the safety or the efficiency of property owned are capitalized. Major improvements to leased buildings are capitalized as leasehold improvements and depreciated.

We develop various software applications for internal use. Computer software costs associated with internal use software are expensed as incurred until certain capitalization criteria are met. Payroll and related costs for employees directly associated with, and devoting time to, the development of internal use computer software projects (to the extent time is spent directly on the project) are capitalized. During the years ended December 31, 2012, 2013 and 2014, we capitalized $26,755, $39,487 and $19,419 of costs, respectively, associated with the development of internal use computer software projects. Capitalization begins when the design stage of the application has been completed and it is probable that the project will be completed and used to perform the function intended. Capitalization ends when the asset is ready for its intended use. Depreciation begins when the software is placed in service. Computer software costs that are capitalized are periodically evaluated for impairment.

We wrote off previously deferred software costs associated with internal use software development projects that were discontinued after implementation, which resulted in a loss on disposal/write-down of property, plant and equipment (excluding real estate), net in the accompanying Consolidated Statements of Operations, by segment as follows:

	Year Ended December 31,
	2012	2013	2014
North American Records and Information Management Business	$—	$ 800	$ 1,000
North American Data Management Business	—	—	—
Western European Business	—	—	300
Other International Business	—	—	—
Corporate and Other Business	1,110	300	—
	$ 1,110	$ 1,100	$ 1,300

Entities are required to record the fair value of a liability for an asset retirement obligation in the period in which it is incurred. Asset retirement obligations represent the costs to replace or remove tangible long-lived assets required by law, regulatory rule or contractual agreement. When the liability is initially recorded, the entity capitalizes the cost by increasing the carrying amount of the related long-lived asset, which is then depreciated over the useful life of the related asset. The liability is increased over time through accretion expense (included in depreciation expense) such that the liability will equate to the future cost to retire the long-lived asset at the expected retirement date. Upon settlement of the liability, an entity either settles the obligation for its recorded amount or realizes a gain or loss upon settlement. Our obligations are primarily the result of requirements under our facility lease agreements which generally have “return to original condition” clauses which would require us to remove or restore items such as shred pits, vaults, demising walls and office build-outs, among others. The significant assumptions used in estimating our aggregate asset retirement obligation are the timing of removals, the probability of a requirement to perform, estimated cost and associated expected inflation rates that are consistent with historical rates and credit-adjusted risk-free rates that approximate our incremental borrowing rate.

A reconciliation of liabilities for asset retirement obligations (included in other long-term liabilities) is as follows:

	December 31,
	2013	2014
Asset Retirement Obligations, beginning of the year	$ 10,982	$ 11,809
Liabilities Incurred	480	1,366
Liabilities Settled	(687)	(1,199)
Accretion Expense	1,123	1,121
Foreign Currency Exchange Movement	(89)	(200)
Asset Retirement Obligations, end of the year	$ 11,809	$ 12,897

g.Goodwill and Other Intangible Assets

Goodwill and intangible assets with indefinite lives are not amortized but are reviewed annually for impairment or more frequently if impairment indicators arise. Other than goodwill, we currently have no intangible assets that have indefinite lives and which are not amortized. Separable intangible assets that are not deemed to have indefinite lives are amortized over their useful lives. We annually, or more frequently if events or circumstances warrant, assess whether a change in the lives over which our intangible assets are amortized is necessary.

We have selected October 1 as our annual goodwill impairment review date. We performed our annual goodwill impairment review as of October 1, 2012, 2013 and 2014 and concluded that goodwill was not impaired as of those dates. As of December 31, 2014, no factors were identified that would alter our October 1, 2014 goodwill assessment. In making this assessment, we relied on a number of factors including operating results, business plans, anticipated future cash flows, transactions and marketplace data. There are inherent uncertainties related to these factors and our judgment in applying them to the analysis of goodwill impairment. When changes occur in the composition of one or more reporting units, the goodwill is reassigned to the reporting units affected based on their relative fair values.

Our reporting units at which level we performed our goodwill impairment analysis as of October 1, 2013 were as follows: (1) North America; (2) United Kingdom, Ireland, Norway, Belgium, France, Germany, Netherlands and Spain (“Western Europe”); (3) the remaining countries in Europe in which we operate, excluding Russia and Ukraine (“Emerging Markets”); (4) Latin America; (5) Australia, China, Hong Kong and Singapore (“Asia Pacific”); and (6) India, Russia and Ukraine (“Emerging Market Joint Ventures”). The carrying value of goodwill, net for each of these reporting units as of December 31, 2013 is as follows:

Carrying Value as of December 31, 2013
North America	$ 1,849,440
Western Europe	375,954
Emerging Markets(1)	88,599
Latin America	93,149
Asia Pacific	56,210
Emerging Market Joint Ventures	—
Total	$ 2,463,352

(1)

As of December 31, 2013, the goodwill associated with our operations in Austria and Switzerland was included in the Emerging Markets reporting unit. Beginning January 1, 2014, the goodwill associated with our operations in Austria and Switzerland is included in the New Western Europe reporting unit (defined below).

Beginning January 1, 2014, as a result of the changes in our reportable operating segments associated with our 2014 reorganization, we had four reportable operating segments: (1) North American Records and Information Management Business segment, (2) North American Data Management Business segment, (3) the former International Business segment and (4) Corporate and Other Business segment. The North American Records and Information Management Business segment includes the following three reporting units: (1) North American Records and Information Management; (2) Intellectual Property Management; and (3) Fulfillment Services. The North American Data Management Business segment is a separate reporting unit. The Emerging Businesses reporting unit, which primarily relates to our data center business in the United States, is a component of the Corporate and Other Business segment. Additionally, the former International Business segment consists of the following seven reporting units: (1) United Kingdom, Ireland, Norway, Austria, Belgium, France, Germany, Netherlands, Spain and Switzerland (“New Western Europe”); (2) the remaining countries in Europe in which we operate, excluding Russia, Ukraine and Denmark (“New Emerging Markets”); (3) Latin America; (4) Australia and Singapore; (5) China and Hong Kong (“Greater China”); (6) India; and (7) Russia, Ukraine and Denmark. We have reassigned goodwill associated with the reporting units impacted by the 2014 reorganization among the new reporting units on a relative fair value basis. The fair value of each of our new reporting units was determined based on the application of a combined weighted average approach of fair value multiples of revenue and earnings and discounted cash flow techniques.

As a result of the change in the composition of our reporting units noted above, we concluded that we had an interim triggering event, and, therefore, we performed an interim goodwill impairment test as of January 1, 2014 on the basis of these new reporting units during the first quarter of 2014. We concluded that the goodwill for each of our new reporting units was not impaired as of such date. The carrying value of goodwill, net for each of these reporting units as of December 31, 2014 is as follows:

Carrying Value as of December 31, 2014
North American Records and Information Management	$ 1,397,484
Intellectual Property Management	38,491
Fulfillment Services	3,247
North American Data Management	375,957
Emerging Businesses	—
New Western Europe	354,049
New Emerging Markets	87,408
Latin America	107,240
Australia and Singapore	55,779
Greater China	3,500
India	—
Russia, Ukraine and Denmark	628
Total	$ 2,423,783

As a result of a realignment in senior management reporting structure during the first quarter of 2015, we modified our internal financial reporting to better align internal reporting with how we manage our business. These modifications resulted in the separation of our former International Business segment into two unique reportable operating segments, which we refer to as (1) Western European Business segment and (2) Other International Business segment. See Note 9 for a description of our reportable operating segments.

Reporting unit valuations have been determined using a combined approach based on the present value of future cash flows and market multiples of revenues and earnings. The income approach incorporates many assumptions including future growth rates, discount factors, expected capital expenditures and income tax cash flows. Changes in economic and operating conditions impacting these assumptions could result in goodwill impairments in future periods. In conjunction with our annual goodwill impairment reviews, we reconcile the sum of the valuations of all of our reporting units to our market capitalization as of such dates.

The changes in the carrying value of goodwill attributable to each reportable operating segment for the years ended December 31, 2013 and 2014 is as follows:

	North American Records and Information Management Business	North American Data Management Business	Western European Business	Other International Business	Total Consolidated
Gross Balance as of December 31, 2012	$ 1,602,824	$ 421,147	435,834	$ 195,694	$ 2,655,499
Deductible goodwill acquired during the year	40,046	10,011	-	13,983	64,040
Non-deductible goodwill acquired during the year	34,066	8,517	1,172	33,957	77,712
Fair value and other adjustments(1)	7,144	1,786	188	(596)	8,522
Currency effects	(12,153)	(3,038)	10,012	(16,909)	(22,088)
Gross Balance as of December 31, 2013	1,671,927	438,423	447,206	226,129	2,783,685
Deductible goodwill acquired during the year	7,745	1,936	-	30,117	39,798
Non-deductible goodwill acquired during the year	7,045	—	3,405	33,869	44,319
Allocated to divestiture (see Note 16)	—	—	(4,032)	(3,718)	(7,750)
Fair value and other adjustments(2)	(26,898)	(6,724)	-	(386)	(34,008)
Currency effects	(14,610)	(3,653)	(34,257)	(31,305)	(83,825)
Gross Balance as of December 31, 2014	$ 1,645,209	$ 429,982	$ 412,322	$ 254,706	$ 2,742,219
Accumulated Amortization Balance as of December 31, 2012	$ 207,309	$ 54,355	$ 58,905	$ 171	$ 320,740
Currency effects	(603)	(151)	348	(1)	(407)
Accumulated Amortization Balance as of December 31, 2013	206,706	54,204	59,253	170	320,333
Currency effects	(719)	(179)	(980)	(19)	(1,897)
Accumulated Amortization Balance as of December 31, 2014	$ 205,987	$ 54,025	58,273	$ 151	$ 318,436
Net Balance as of December 31, 2013	$ 1,465,221	$ 384,219	$ 387,953	$ 225,959	$ 2,463,352
Net Balance as of December 31, 2014	$ 1,439,222	$ 375,957	$ 354,049	$ 254,555	$ 2,423,783
Accumulated Goodwill Impairment Balance as of December 31, 2013	$ 85,909	$—	$ 46,500	$—	$ 132,409
Accumulated Goodwill Impairment Balance as of December 31, 2014	$ 85,909	$—	$ 46,500	$—	$ 132,409

(1)

Total fair value and other adjustments primarily include $8,446 in net adjustments to property, plant and equipment, net, customer relationships and deferred income taxes, as well as $76 of cash paid related to acquisitions made in previous years.

(2)

Total fair value and other adjustments primarily include $(32,265) in net adjustments to deferred income taxes and $(443) related to property, plant and equipment and other assumed liabilities, as well as $(1,300) of cash received related to certain 2013 acquisitions.

h.Long-Lived Assets

We review long-lived assets and all amortizable intangible assets for impairment whenever events or changes in circumstances indicate the carrying amount of such assets may not be recoverable. Recoverability of these assets is determined by comparing the forecasted undiscounted net cash flows of the operation to which the assets relate to their carrying amount. The operations are generally distinguished by the business segment and geographic region in which they operate. If the operation is determined to be unable to recover the carrying amount of its assets, the long-lived assets are written down, on a pro rata basis, to fair value. Fair value is determined based on discounted cash flows or appraised values, depending upon the nature of the assets.

As a result of our conversion to a REIT and in accordance with Securities and Exchange Commission (“SEC”) rules applicable to REITs, we no longer report (gain) loss on sale of real estate as a component of operating income, but we will continue to report it as a component of income (loss) from continuing operations. We will continue to report the (gain) loss on sale of property, plant and equipment (excluding real estate), along with any impairment, write- downs or involuntary conversions related to real estate, as a component of operating income. Previously reported amounts have been reclassified to conform to this presentation.

Consolidated loss on disposal/write-down of property, plant and equipment (excluding real estate), net was $4,661 for the year ended December 31, 2012 and consisted primarily of approximately $3,800, $2,500, $700 and $1,100 of asset write-offs in our Other International Business, Western European Business, North American Records and Information Management Business and Emerging Businesses segments, respectively, partially offset by approximately $3,500 of gains associated with the retirement of leased vehicles accounted for as capital lease assets associated with our North American Records and Information Management Business segment. Consolidated loss on disposal/write-down of property, plant and equipment (excluding real estate), net was $430 for the year ended December 31, 2013 and consisted of $1,700 of asset write-offs in our North American Records and Information Management Business segment, approximately $300 of asset write-offs in our Corporate and Other Business segment, approximately $600 of asset write-offs associated with our Western European Business segment and approximately $300 of asset write-offs associated with our Other International Business segment, offset by gains of approximately $2,500 on the retirement of leased vehicles accounted for as capital lease assets primarily associated with our North American Records and Information Management Business segment. Consolidated loss on disposal/write-down of property, plant and equipment (excluding real estate), net was $1,065 for the year ended December 31, 2014 and consisted primarily of losses associated with the write-off of certain software associated with our North American Records and Information Management Business segment.

Gain on sale of real estate, net of tax, which consists primarily of the sale of buildings in the United Kingdom, for the years ended December 31, 2012, 2013 and 2014 is as follows:

	Year Ended December 31,
	2012	2013	2014
Gain on sale of real estate	$ 261	$ 1,847	$ 10,512
Tax effect on gain on sale of real estate	(55)	(430)	(2,205)
Gain on sale of real estate, net of tax	$ 206	$ 1,417	$ 8,307

i.Customer Relationships and Acquisition Costs and Other Intangible Assets

Costs related to the acquisition of large volume accounts are capitalized. Initial costs incurred to transport boxes to one of our facilities, which include labor and transportation charges, are amortized over periods ranging from one to 30 years (weighted average of 25 years at December 31, 2014), and are included in depreciation and amortization in the accompanying Consolidated Statements of Operations. Payments to a customer’s current records management vendor or direct payments to a customer are amortized over periods ranging from one to 15 years (weighted average of six years at December 31, 2014) to the storage and service revenue line items in the accompanying Consolidated Statements of Operations. If the customer terminates its relationship with us, the unamortized cost is charged to expense or revenue. However, in the event of such termination, we generally collect, and record as income, permanent removal fees that generally equal or exceed the amount of the unamortized costs. Customer relationship intangible assets acquired through business combinations, which represents the majority of the balance, are amortized over periods ranging from 10 to 30 years (weighted average of 20 years at December 31, 2014). Amounts allocated in purchase accounting to customer relationship intangible assets are calculated based upon estimates of their fair value utilizing an income approach based on the present value of expected future cash flows. Other intangible assets, including noncompetition agreements, acquired core technology and trademarks, are capitalized and amortized over periods ranging from five to 10 years (weighted average of six years at December 31, 2014).

The gross carrying amount and accumulated amortization are as follows:

	December 31,
Gross Carrying Amount	2013	2014
Customer relationship and acquisition costs	$ 879,378	$ 904,866
Other intangible assets (included in other assets, net)	9,475	10,630
Accumulated Amortization

Customer relationship and acquisition costs	$ 273,894	$ 297,029
Other intangible assets (included in other assets, net)	7,305	8,608

The amortization expense for the years ended December 31, 2012, 2013 and 2014 is as follows:

	Year Ended December 31,
	2012	2013	2014
Customer relationship and acquisition costs:
Amortization expense included in depreciation and amortization	$ 34,806	$ 37,725	$ 46,733
Amortization expense offsetting revenues	10,784	11,788	11,715
Other intangible assets:
Amortization expense included in depreciation and amortization	940	1,456	1,853

Estimated amortization expense for existing intangible assets (excluding deferred financing costs, as disclosed in Note 2.j.) is as follows:

	Estimated Amortization
	Included in Depreciation and Amortization	Charged to Revenues
2015	$ 48,230	$ 7,748
2016	48,040	6,073
2017	47,192	4,280
2018	46,389	2,838
2019	45,189	1,554

j.Deferred Financing Costs

Deferred financing costs are amortized over the life of the related debt using the effective interest rate method. If debt is retired early, the related unamortized deferred financing costs are written off in the period the debt is retired to other expense (income), net. As of December 31, 2013 and 2014, gross carrying amount of deferred financing costs was $62,418 and $63,033, respectively, and accumulated amortization of those costs was $16,811 and $15,956, respectively, and was recorded in other assets, net in the accompanying Consolidated Balance Sheets.

Estimated amortization expense for deferred financing costs, which are amortized as a component of interest expense, is as follows:

Estimated Amortization of Deferred Financing Costs
2015	$ 7,702
2016	6,874
2017	5,714
2018	5,683
2019	4,966

k.Prepaid Expenses and Accrued Expenses

Prepaid expenses and accrued expenses with items greater than 5% of total current assets and liabilities shown separately, respectively, consist of the following:

	December 31,
	2013	2014
Income tax receivable	$ 31,915	$ 41,559
Other	112,886	97,910
Prepaid expenses	$ 144,801	$ 139,469

	December 31,
	2013	2014
Interest	$ 71,971	$ 69,525
Payroll and vacation	91,519	75,050
Incentive compensation	58,562	66,552
Dividend	55,142	6,182
Self-insured liabilities (Note 10.b.)	32,850	33,381
Other	151,294	153,795
Accrued expenses	$ 461,338	$ 404,485

l.Revenues

Our revenues consist of storage rental revenues as well as service revenues and are reflected net of sales and value added taxes. Storage rental revenues, which are considered a key driver of financial performance for the storage and information management services industry, consist primarily of recurring periodic rental charges related to the storage of materials or data (generally on a per unit basis). Service revenues include charges for related service activities, which include: (1) the handling of records, including the addition of new records, temporary removal of records from storage, refiling of removed records and the destruction of records; (2) courier operations, consisting primarily of the pickup and delivery of records upon customer request; (3) secure shredding of sensitive documents and the related sale of recycled paper, the price of which can fluctuate from period to period; (4) other services, including the scanning, imaging and document conversion services of active and inactive records, or Document Management Solutions (“DMS”), which relate to physical and digital records, and project revenues; (5) customer termination and permanent withdrawal fees; (6) data restoration projects; (7) special project work; (8) the storage, assembly, and detailed reporting of customer marketing literature and delivery to sales offices, trade shows and prospective customers’ sites based on current and prospective customer orders (“Fulfillment Services”); (9) consulting services; and (10) technology escrow services that protect and manage source code (“Intellectual Property Management”) and other technology services and product sales (including specially designed storage containers and related supplies).

We recognize revenue when the following criteria are met: persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable and collectability of the resulting receivable is reasonably assured. Storage rental and service revenues are recognized in the month the respective storage rental or service is provided, and customers are generally billed on a monthly basis on contractually agreed-upon terms. Amounts related to future storage rental or prepaid service contracts for customers where storage rental fees or services are billed in advance are accounted for as deferred revenue and recognized ratably over the period the applicable storage rental or service is provided or performed. Revenues from the sales of products, which are included as a component of service revenues, are recognized when products are shipped and title has passed to the customer. Revenues from the sales of products have historically not been significant.

m.Rent Normalization

We have entered into various leases for buildings that expire over various terms. Certain leases have fixed escalation clauses (excluding those tied to the consumer price index or other inflation-based indices) or other features (including return to original condition, primarily in the United Kingdom) which require normalization of the rental expense over the life of the lease, resulting in deferred rent being reflected as a liability in the accompanying Consolidated Balance Sheets. In addition, we have assumed various above and below market leases in connection with certain of our acquisitions. The difference between the present value of these lease obligations and the market rate at the date of the acquisition was recorded as a deferred rent liability or other long-term asset and is being amortized to rent expense over the remaining lives of the respective leases.

n.Stock-Based Compensation

We record stock-based compensation expense, utilizing the straight-line method, for the cost of stock options, restricted stock, restricted stock units (“RSUs”), performance units (“PUs”) and shares of stock issued under our employee stock purchase plan (“ESPP”) (together, “Employee Stock-Based Awards”).

Stock-based compensation expense for Employee Stock-Based Awards included in the accompanying Consolidated Statements of Operations for the years ended December 31, 2012, 2013 and 2014 was $30,360 ($23,437 after tax or $0.14 per basic and $0.13 per diluted share), $30,354 ($22,085 after tax or $0.12 per basic and $0.11 per diluted share) and $29,624 ($21,886 after tax or $0.11 per basic and diluted share), respectively.

Stock-based compensation expense for Employee Stock-Based Awards included in the accompanying Consolidated Statements of Operations related to continuing operations is as follows:

	Year Ended December 31,
	2012	2013	2014
Cost of sales (excluding depreciation and amortization)	$ 1,392	$ 293	$ 680
Selling, general and administrative expenses	28,968	30,061	28,944
Total stock-based compensation	$ 30,360	$ 30,354	$ 29,624

The benefits associated with the tax deductions in excess of recognized compensation cost are required to be reported as financing activities in the accompanying Consolidated Statements of Cash Flows. This requirement reduces reported operating cash flows and increases reported financing cash flows. As a result, net financing cash flows from continuing operations included $1,045, $2,389 and $(60) for the years ended December 31, 2012, 2013 and 2014, respectively, from the benefits (deficiency) of tax deductions compared to recognized compensation cost. The tax benefit of any resulting excess tax deduction increases the Additional Paid-in Capital (“APIC”) pool. Any resulting tax deficiency is deducted from the APIC pool.

Stock Options

Under our various stock option plans, options are generally granted with exercise prices equal to the market price of the stock on the date of grant; however, in certain limited instances, options are granted at prices greater than the market price of the stock on the date of grant. The majority of our options become exercisable ratably over a period of five years from the date of grant and generally have a contractual life of ten years from the date of grant, unless the holder’s employment is terminated sooner. Certain of the options we issue become exercisable ratably over a period of ten years from the date of grant and have a contractual life of 12 years from the date of grant, unless the holder’s employment is terminated sooner. As of December 31, 2014, ten-year vesting options represented 8.0% of total outstanding options. Certain of the options we issue become exercisable ratably over a period of three years from the date of grant and have a contractual life of ten years from the date of grant, unless the holder’s employment is terminated sooner. As of December 31, 2014, three-year vesting options represented 34.3% of total outstanding options. Our non-employee directors are considered employees for purposes of our stock option plans and stock option reporting. Options granted to our non-employee directors generally become exercisable one year from the date of grant.

Our equity compensation plans generally provide that any unvested options and other awards granted thereunder shall vest immediately if an employee is terminated by the Company, or terminates his or her own employment for good reason (as defined in each plan), in connection with a vesting change in control (as defined in each plan). On January 20, 2015, our stockholders approved the adoption of the Iron Mountain Incorporated 2014 Stock and Cash Incentive Plan (the “2014 Plan”). Under the 2014 Plan, the total amount of shares of common stock reserved and available for issuance pursuant to awards granted under the 2014 Plan is 7,750,000. The 2014 Plan permits the Company to continue to grant awards through January 20, 2025.

A total of 43,253,839 shares of common stock have been reserved for grants of options and other rights under our various stock incentive plans, including the 2014 Plan. The number of shares available for grant under our various stock incentive plans, not including the 2014 Plan, at December 31, 2014 was 4,581,754.

The weighted average fair value of options granted in 2012, 2013 and 2014 was $7.00, $7.69 and $5.70 per share, respectively. These values were estimated on the date of grant using the Black-Scholes option pricing model. The following table summarizes the weighted average assumptions used for grants in the year ended December 31:

Weighted Average Assumptions	2012	2013	2014
Expected volatility	33.8%	33.8%	34.0%
Risk-free interest rate	1.24%	1.13%	2.04%
Expected dividend yield	3%	3%	4%
Expected life	6.3 years	6.3 years	6.7 years

Expected volatility is calculated utilizing daily historical volatility over a period that equates to the expected life of the option. The risk-free interest rate was based on the United States Treasury interest rates whose term is consistent with the expected life of the stock options. Expected dividend yield is considered in the option pricing model and represents our current annualized expected per share dividends over the current trade price of our common stock. The expected life (estimated period of time outstanding) of the stock options granted is estimated using the historical exercise behavior of employees.

A summary of option activity for the year ended December 31, 2014 is as follows:

	Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Outstanding at December 31, 2013	5,145,739	$ 24.09
Granted	576,174	31.00
Adjustment associated with special dividend	360,814	N/A
Exercised	(2,223,012)	23.15
Forfeited	(180,335)	24.13
Expired	(1,134)	30.13
Outstanding at December 31, 2014	3,678,246	$ 23.37	5.17	$ 56,248
Options exercisable at December 31, 2014	2,643,384	$ 21.97	4.08	$ 44,116
Options expected to vest	986,850	$ 26.90	7.94	$ 11,603

The following table provides the aggregate intrinsic value of stock options exercised for the years ended December 31, 2012, 2013 and 2014:

	Year Ended December 31,
	2012	2013	2014
Aggregate intrinsic value of stock options exercised	$ 15,859	$ 11,024	$ 23,178

Restricted Stock and Restricted Stock Units

Under our various equity compensation plans, we may also grant restricted stock or RSUs. Our restricted stock and RSUs generally have a vesting period of between three and five years from the date of grant. All RSUs accrue dividend equivalents associated with the underlying stock as we declare dividends. Dividends will generally be paid to holders of RSUs in cash upon the vesting date of the associated RSU and will be forfeited if the RSU does not vest. We accrued approximately $1,378, $1,854 and $3,698 of cash dividends on RSUs for the years ended December 31, 2012, 2013 and 2014, respectively. We paid approximately $58, $820 and $1,377 of cash dividends on RSUs for the years ended December 31, 2012, 2013 and 2014, respectively. The fair value of restricted stock and RSUs is the excess of the market price of our common stock at the date of grant over the purchase price (which is typically zero).

A summary of restricted stock and RSU activity for the year ended December 31, 2014 is as follows:

	Restricted Stock and RSUs	Weighted- Average Grant-Date Fair Value
Non-vested at December 31, 2013	1,435,230	$ 29.76
Granted	902,702	29.73
Vested	(721,533)	31.24
Forfeited	(210,830)	31.14
Non-vested at December 31, 2014	1,405,569	$ 28.78

The total fair value of restricted stock vested for each of the years ended December 31, 2012, 2013 and 2014 was $1. The total fair value of RSUs vested for the years ended December 31, 2012, 2013 and 2014 was $8,296, $16,638 and $22,535, respectively.

Performance Units

Under our various equity compensation plans, we may also make awards of PUs. For the majority of PUs, the number of PUs earned is determined based on our performance against predefined targets of revenue or revenue growth and return on invested capital (“ROIC”). The number of PUs earned may range from 0% to 150% (for PUs granted prior to 2014) and 0% to 200% (for PUs granted in 2014) of the initial award. The number of PUs earned is determined based on our actual performance as compared to the targets at the end of either the one-year performance period (for PUs granted prior to 2014) or the three-year performance period (for PUs granted in 2014). Certain PUs granted in 2013 and 2014 will be earned based on a market condition associated with the total return on our common stock in relation to a subset of the S&P 500 rather than the revenue growth and ROIC targets noted above. The number of PUs earned based on this market condition may range from 0% to 200% of the initial award. All of our PUs will be settled in shares of our common stock and are subject to cliff vesting three years from the date of the original PU grant. For those PUs subject to a one-year performance period, employees who subsequently terminate their employment after the end of the one-year performance period and on or after attaining age 55 and completing 10 years of qualifying service (the “retirement criteria”) shall immediately and completely vest in any PUs earned based on the actual achievement against the predefined targets as discussed above (but delivery of the shares remains deferred). As a result, PUs subject to a one-year performance period are generally expensed over the shorter of (1) the vesting period, (2) achievement of the retirement criteria, which may occur as early as January 1 of the year following the year of grant or (3) a maximum of three years. Outstanding PUs accrue dividend equivalents associated with the underlying stock as we declare dividends. Dividends will generally be paid to holders of PUs in cash upon the settlement date of the associated PU and will be forfeited if the PU does not vest. We accrued approximately $369, $681 and $1,341 of cash dividends on PUs for the years ended December 31, 2012, 2013 and 2014, respectively. There were no cash dividends paid on PUs for the years ended December 31, 2012 and 2013. We paid approximately $312 of cash dividends on PUs for the year ended December 31, 2014.

In 2012, 2013 and 2014, we issued 221,781, 198,869 and 225,429 PUs, respectively. Our PUs are earned based on our performance against revenue or revenue growth and ROIC targets during their applicable performance period; therefore, we forecast the likelihood of achieving the predefined revenue, revenue growth and ROIC targets in order to calculate the expected PUs to be earned. We record a compensation charge based on either the forecasted PUs to be earned (during the applicable performance period) or the actual PUs earned (at the one-year anniversary date for PUs granted prior to 2014, and at the three-year anniversary date for PUs granted in 2014) over the vesting period for each of the awards. For the 2013 and 2014 PUs that will be earned based on a market condition, we utilized a Monte Carlo simulation to fair value these awards at the date of grant, and such fair value will be expensed over the three-year performance period. The total fair value of earned PUs that vested during the years ended December 31, 2012, 2013 and 2014 was $4,285, $2,962 and $1,216, respectively. As of December 31, 2014, we expected 60% achievement of the predefined revenue, revenue growth and ROIC targets associated with the awards of PUs made in 2014.

A summary of PU activity for the year ended December 31, 2014 is as follows:

	Original PU Awards	PU Adjustment(1)	Total PU Awards	Weighted- Average Grant-Date Fair Value
Non-vested at December 31, 2013	334,548	(23,732)	310,816	$ 33.18
Granted	225,429	(49,776)	175,653	26.82
Vested	(68,389)	(9,101)	(77,490)	31.85
Forfeited	(29,922)	—	(29,922)	29.44
Non-vested at December 31, 2014	461,666	(82,609)	379,057	$ 30.80

(1)

Represents an increase or decrease in the number of original PUs awarded based on either (a) the final performance criteria achievement at the end of the defined performance period of such PUs or (b) a change in estimated awards based on the forecasted performance against the predefined targets.

Employee Stock Purchase Plan

We offer an ESPP in which participation is available to substantially all United States and Canadian employees who meet certain service eligibility requirements. The ESPP provides a way for our eligible employees to become stockholders on favorable terms. The ESPP provides for the purchase of our common stock by eligible employees through successive offering periods. We have historically had two six-month offering periods per year, the first of which generally runs from June 1 through November 30 and the second of which generally runs from December 1 through May 31. During each offering period, participating employees accumulate after-tax payroll contributions, up to a maximum of 15% of their compensation, to pay the purchase price at the end of the offering. Participating employees may withdraw from an offering before the purchase date and obtain a refund of the amounts withheld as payroll deductions. At the end of the offering period, outstanding options under the ESPP are exercised, and each employee’s accumulated contributions are used to purchase our common stock. The price for shares purchased under the ESPP is 95% of the fair market price at the end of the offering period, without a look-back feature. As a result, we do not recognize compensation expense for the ESPP shares purchased. For the years ended December 31, 2012, 2013 and 2014, there were 151,285 shares, 144,432 shares and 115,046 shares, respectively, purchased under the ESPP. As of December 31, 2014, we have 960,638 shares available under the ESPP.

As of December 31, 2014, unrecognized compensation cost related to the unvested portion of our Employee Stock-Based Awards was $35,467 and is expected to be recognized over a weighted-average period of 1.9 years.

We generally issue shares of our common stock for the exercises of stock options, restricted stock, RSUs, PUs and shares of our common stock under our ESPP from unissued reserved shares.

o.Income Taxes

Accounting for income taxes requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the tax and financial reporting bases of assets and liabilities and for loss and credit carryforwards. Valuation allowances are provided when recovery of deferred tax assets does not meet the more likely than not standard as defined in GAAP. We have elected to recognize interest and penalties associated with uncertain tax positions as a component of the provision (benefit) for income taxes in the accompanying Consolidated Statements of Operations.

p.Income (Loss) Per Share—Basic and Diluted

Basic income (loss) per common share is calculated by dividing income (loss) by the weighted average number of common shares outstanding. The calculation of diluted income (loss) per share is consistent with that of basic income (loss) per share but gives effect to all potential common shares (that is, securities such as options, warrants or convertible securities) that were outstanding during the period, unless the effect is antidilutive.

The following table presents the calculation of basic and diluted income (loss) per share:

	Year Ended December 31,
	2012	2013	2014
Income (loss) from continuing operations	$ 182,707	$ 99,161	$ 328,955
Total (loss) income from discontinued operations (see Note 14)	$ (8,659)	$ 831	$ (209)
Net income (loss) attributable to Iron Mountain Incorporated	$ 170,922	$ 96,462	$ 326,119
Weighted-average shares—basic	173,604,000	190,994,000	195,278,000
Effect of dilutive potential stock options	914,308	995,836	913,926
Effect of dilutive potential restricted stock, RSUs and PUs	349,128	422,045	557,269
Weighted-average shares—diluted	174,867,436	192,411,881	196,749,195
Earnings (losses) per share—basic:
Income (loss) from continuing operations	$ 1.05	$ 0.52	$ 1.68
Total (loss) income from discontinued operations (see Note 14)	$ (0.05)	$—	$—
Net income (loss) attributable to Iron Mountain Incorporated—basic	$ 0.98	$ 0.51	$ 1.67
Earnings (losses) per share—diluted:
Income (loss) from continuing operations	$ 1.04	$ 0.52	$ 1.67
Total (loss) income from discontinued operations (see Note 14)	$ (0.05)	$—	$—
Net income (loss) attributable to Iron Mountain Incorporated—diluted	$ 0.98	$ 0.50	$ 1.66
Antidilutive stock options, RSUs and PUs, excluded from the calculation	1,286,150	903,416	872,039

q.Allowance for Doubtful Accounts and Credit Memo Reserves

We maintain an allowance for doubtful accounts and credit memos for estimated losses resulting from the potential inability of our customers to make required payments and potential disputes regarding billing and service issues. When calculating the allowance, we consider our past loss experience, current and prior trends in our aged receivables and credit memo activity, current economic conditions and specific circumstances of individual receivable balances. If the financial condition of our customers were to significantly change, resulting in a significant improvement or impairment of their ability to make payments, an adjustment of the allowance may be required. We charge-off uncollectible balances as circumstances warrant, generally, no later than one year past due.

Rollforward of allowance for doubtful accounts and credit memo reserves is as follows:

Year Ended December 31,	Balance at Beginning of the Year	Credit Memos Charged to Revenue	Allowance for Bad Debts Charged to Expense	Other(1)	Deductions(2)	Balance at End of the Year
2012	$ 23,277	$ 39,723	$ 8,323	$ 977	$ (47,091)	$ 25,209
2013	25,209	49,483	11,321	3,612	(54,980)	34,645
2014	34,645	47,137	14,209	(572)	(63,278)	32,141

(1)	Primarily consists of recoveries of previously written-off accounts receivable, allowances of businesses acquired and the impact associated with currency translation adjustments.

(2)	Primarily consists of the issuance of credit memos and the write-off of accounts receivable.

r.Concentrations of Credit Risk

Financial instruments that potentially subject us to credit risk consist principally of cash and cash equivalents (including money market funds and time deposits), restricted cash (primarily United States Treasuries) and accounts receivable. The only significant concentrations of liquid investments as of both December 31, 2013 and 2014 relate to cash and cash equivalents and restricted cash held on deposit with one global bank and one “Triple A” rated money market fund, and three global banks and two “Triple A” rated money market funds, respectively, all of which we consider to be large, highly-rated investment-grade institutions. As per our risk management investment policy, we limit exposure to concentration of credit risk by limiting the amount invested in any one mutual fund to a maximum of $50,000 or in any one financial institution to a maximum of $75,000. As of December 31, 2013 and 2014, our cash and cash equivalents and restricted cash balance was $154,386 and $159,793, respectively, including money market funds and time deposits amounting to $36,613 and $53,032 respectively. The money market funds are invested substantially in United States Treasuries.

s.Fair Value Measurements

Entities are permitted under GAAP to elect to measure many financial instruments and certain other items at either fair value or cost. We did not elect the fair value measurement option.

Our financial assets or liabilities that are carried at fair value are required to be measured using inputs from the three levels of the fair value hierarchy. A financial asset or liability’s classification within the hierarchy is determined based on the lowest level input that is significant to the fair value measurement.

The three levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets or liabilities that we have the ability to access at the measurement date.

Level 2—Inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).

Level 3—Unobservable inputs that reflect our assumptions about the assumptions that market participants would use in pricing the asset or liability.

The following tables provide the assets and liabilities carried at fair value measured on a recurring basis as of December 31, 2013 and 2014, respectively:

		Fair Value Measurements at December 31, 2013 Using
Description	Total Carrying Value at December 31, 2013	Quoted prices in active markets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Money Market Funds(1)	$ 33,860	$—	$ 33,860	$—
Time Deposits(1)	2,753	—	2,753	—
Trading Securities	13,386	12,785(2)	601(1)	—
Derivative Assets(3)	72	—	72	—
Derivative Liabilities(3)	5,592	—	5,592	—

		Fair Value Measurements at December 31, 2014 Using
Description	Total Carrying Value at December 31, 2014	Quoted prices in active markets (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)
Money Market Funds(1)	$ 36,828	$—	$ 36,828	$—
Time Deposits(1)	16,204	—	16,204	—
Trading Securities	13,172	12,428(2)	744(1)	—
Derivative Liabilities(3)	2,411	—	2,411	—

(1)	Money market funds and time deposits (including certain trading securities) are measured based on quoted prices for similar assets and/or subsequent transactions.

(2)	Securities are measured at fair value using quoted market prices.

(3)

Our derivative assets and liabilities primarily relate to short- term (six months or less) foreign currency contracts that we have entered into to hedge certain of our intercompany exposures, as more fully disclosed at Note 3. We calculate the fair value of such forward contracts by adjusting the spot rate utilized at the balance sheet date for translation purposes by an estimate of the forward points observed in active markets.

Disclosures are required in the financial statements for items measured at fair value on a non-recurring basis. We did not have any material items that are measured at fair value on a non-recurring basis for the years ended December 31, 2012, 2013 and 2014, except goodwill calculated based on Level 3 inputs, as more fully disclosed in Note 2.g.

t.Available-for-sale and Trading Securities

We have one trust that holds marketable securities. Marketable securities are classified as available-for-sale or trading. As of December 31, 2013 and 2014, the fair value of the money market and mutual funds included in this trust amounted to $13,386 and $13,172 respectively, and were included in prepaid expenses and other in the accompanying Consolidated Balance Sheets. We classified these marketable securities included in the trust as trading, and included in other expense (income), net in the accompanying Consolidated Statements of Operations are realized and unrealized net gains (losses) of $1,292, $2,283 and $1,112 for the years ended December 31, 2012, 2013 and 2014, respectively, related to these marketable securities.

u.Investments

As of December 31, 2014, we had a 4% investment in Crossroads Systems, Inc. Its carrying value as of December 31, 2013 and 2014 was $1,404 and $1,457, respectively, and is included in other assets in the accompanying Consolidated Balance Sheets. This investment, which is publicly traded, is carried at fair value with corresponding changes to fair value recorded in accumulated other comprehensive items, net.

v.Accumulated Other Comprehensive Items, Net

The changes in accumulated other comprehensive items, net for the years ended December 31, 2013 and 2014 is as follows:

	Foreign Currency Translation Adjustments	Market Value Adjustments for Securities	Total
Balance as of December 31, 2012	$ 20,314	$—	$ 20,314
Other comprehensive (loss) income:
Foreign currency translation adjustments	(29,900)	—	(29,900)
Market value adjustments for securities	—	926	926
Total other comprehensive (loss) income	(29,900)	926	(28,974)
Balance as of December 31, 2013	$ (9,586)	$ 926	$ (8,660)
Other comprehensive (loss) income:
Foreign currency translation adjustments	(66,424)	—	(66,424)
Market value adjustments for securities	—	53	53
Total other comprehensive (loss) income	(66,424)	53	(66,371)
Balance as of December 31, 2014	$ (76,010)	$ 979	$ (75,031)

w.Other Expense (Income), Net

Other expense (income), net consists of the following:

	Year Ended December 31,
	2012	2013	2014
Foreign currency transaction losses (gains), net	$ 10,223	$ 36,201	$ 58,316
Debt extinguishment expense, net	10,628	43,724	16,495
Other, net	(4,789)	(4,723)	(9,624)
	$ 16,062	$ 75,202	$ 65,187

x.New Accounting Pronouncements

In April 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-08, Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360) (“ASU 2014-08”). ASU 2014-08 changes the criteria for a disposal to qualify as a discontinued operation and requires additional disclosures of both discontinued operations and certain other disposals that do not meet the definition of a discontinued operation. ASU 2014-08 is effective for annual periods beginning on or after December 15, 2014. Under this guidance, we expect fewer dispositions to qualify as discontinued operations. Early adoption is permitted, but only for disposals that have not been reported in the financial statements previously issued. We adopted ASU 2014-08 effective April 1, 2014.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”). ASU 2014-09 provides additional guidance for management to reassess revenue recognition as it relates to: (1) transfer of control, (2) variable consideration, (3) allocation of transaction price based on relative standalone selling price, (3) licenses, (4) time value of money and (5) contract costs. Further disclosures will be required to provide a better understanding of revenue that has been recognized and revenue that is expected to be recognized in the future from existing contracts. ASU 2014-09 is effective for us on January 1, 2017, with no early adoption permitted. We are currently evaluating the impact ASU 2014-09 will have on our consolidated financial statements.

In August 2014, the FASB issued ASU No. 2014-15, Presentation of Financial Statements Going Concern (Subtopic 205-40) (“ASU 2014- 15”). ASU 2014-15 requires management to assess an entity’s ability to continue as a going concern by incorporating and expanding upon certain principles of current United States auditing standards. Specifically, the amendments (1) provide a definition of the term “substantial doubt”, (2) require an evaluation every reporting period, including interim periods, (3) provide principles for considering the mitigating effect of management’s plans, (4) require certain disclosures when substantial doubt is alleviated as a result of consideration of management’s plans, (5) require an express statement and other disclosures when substantial doubt is still present, and (6) require an assessment for a period of one year after the date that the financial statements are issued (or available to be issued). ASU 2014-15 is effective for us on January 1, 2017, with early adoption permitted. We do not believe that this pronouncement will have an impact on our consolidated financial statements.

In February 2015, the FASB issued ASU No. 2015-02, Consolidation (Topic 810): Amendments to the Consolidation Analysis (“ASU 2015- 02”). ASU 2015-02 affects reporting entities that are required to evaluate whether they should consolidate certain legal entities. ASU 2015-02 is effective for us on January 1, 2016, with early adoption permitted. We do not believe that this pronouncement will have an impact on our consolidated financial statements.

y.Immaterial Restatement

During the second quarter of 2014, we identified contract billing inaccuracies arising from a single location which occurred over numerous years that resulted in an overstatement of our prior years’ reported revenue by $10,000 in the aggregate. Of this amount, $1,300 relates to the year ended December 31, 2013, $1,300 relates to the year ended December 31, 2012 and the remaining $7,400 relates to the periods prior to December 31, 2011. We have determined that no prior period financial statement was materially misstated as a result of these billing inaccuracies. As a result, we have restated beginning retained earnings as of December 31, 2011 for the cumulative impact of these billing inaccuracies, net of tax, prior to December 31, 2011 in the amount of $4,514.

Additionally, we have restated the following: (1) our 2013 Consolidated Balance Sheet, (2) our 2012 and 2013 Consolidated Statements of Operations, (3) our 2012 and 2013 Consolidated Statements of Comprehensive Income (Loss), (4) our 2012 and 2013 Consolidated Statements of Equity and (5) our 2012 and 2013 Consolidated Statements of Cash Flows to reflect the impact of these billing inaccuracies in those particular periods. There was no change to the following lines of the Consolidated Statement of Cash Flows for the years ended December 31, 2012 and 2013: (1) cash flows from operating activities, (2) cash flows from investing activities and (3) cash flows from financing activities. Also, we restated the 2013 quarterly data presented in Note 8.

The following table sets forth the effect of the immaterial restatement to certain line items of our Consolidated Statements of Operations for the years ended December 31, 2012 and 2013:

Year Ended December 31,
	2012	2013
Storage Rental	$—	$—
Service	(1,300)	(1,300)
Total Revenues	$ (1,300)	$ (1,300)
Operating (Loss) Income	$ (1,300)	$ (1,300)
(Loss) Income from Continuing Operations before Provision (Benefit) for Income Taxes and (Gain) Loss on Sale of Real Estate	$ (1,300)	$ (1,300)
(Benefit) Provision for Income Taxes	$ (514)	$ (500)
(Loss) Income from Continuing Operations	$ (786)	$ (800)
Net (Loss) Income	$ (786)	$ (800)
Net (Loss) Income Attributable to Iron Mountain Incorporated	$ (786)	$ (800)
Earnings (Losses) per Share-Basic:
(Loss) Income from Continuing Operations	$ (0.00)	$ (0.00)
Net (Loss) Income Attributable to Iron Mountain Incorporated	$ (0.00)	$ (0.00)
Earnings (Losses) per Share-Diluted:
(Loss) Income from Continuing Operations	$ (0.00)	$ (0.00)
Net (Loss) Income Attributable to Iron Mountain Incorporated	$ (0.00)	$ (0.00)

The following table sets forth the effect of the immaterial restatement to certain line items of our Consolidated Balance Sheet as of December 31, 2013:

December 31, 2013
Deferred Revenue	$ 10,000
Total Current Liabilities	$ 10,000
Deferred Income Tax Liabilities	$ (3,900)
Earnings in excess of distributions (Distributions in excess of earnings)	$ (6,100)
Total Iron Mountain Incorporated Stockholders’ Equity	$ (6,100)
Total Equity	$ (6,100)